Exhibit 10.14-10
Exhibits B-F to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K
OPORTUN PLW TRUST
MASTER AMENDMENT TO TRANSACTION DOCUMENTS
This MASTER AMENDMENT TO TRANSACTION DOCUMENTS, dated as of November 22, 2024 (this “Amendment”), is entered into among:
(i)    OPORTUN PLW TRUST, as borrower (the “Borrower”);
(ii)    OPORTUN, INC., as seller (the “Seller”);
(iii)    OPORTUN DEPOSITOR, LLC, as depositor (the “Depositor” and, together with the Borrower and the Seller, the “Oportun Entities”);
(iv)    the financial institutions party hereto, as lenders (in such capacity, each, a “Lender” and collectively, the “Lenders”); and
(v)    WILMINGTON TRUST, NATIONAL ASSOCIATION, as depositor loan trustee (in such capacity, the “Depositor Loan Trustee”), as collateral agent (in such capacity, the “Collateral Agent”), as paying agent (in such capacity, the “Paying Agent”), as securities intermediary (in such capacity, the “Securities Intermediary”) and as depositary bank (in such capacity, the “Depositary Bank”).
RECITALS
WHEREAS, the Borrower, the Depositor, the Seller, the Lenders, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank have previously entered into that certain Loan and Security Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Loan Agreement”);
WHEREAS, the Seller, Depositor and the Depositor Loan Trustee have previously entered into that certain Receivables Purchase Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Purchase Agreement”);
WHEREAS, the Depositor, the Depositor Loan Trustee and the Borrower have previously entered into that certain Receivables Transfer Agreement, dated as of September 8, 2021 (as amended, modified or supplemented prior to the date hereof, the “Transfer Agreement”);
WHEREAS, concurrently herewith, the Borrower and the Lenders are entering into that certain Consent, dated as of the date hereof;
WHEREAS, the parties hereto desire to amend the Loan Agreement, the Purchase Agreement and the Transfer Agreement, in each case to the extent such party is party thereto, as provided herein; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Loan Agreement.
ARTICLE II

AMENDMENTS TO THE TRANSACTION DOCUMENTS
SECTION 2.01.    Amendments to the Loan Agreement. In accordance with Section 10.01 of the Loan Agreement, the Borrower, the Depositor, the Seller, the Lenders, the Depositor Loan Trustee, the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank agree that the Loan Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Loan Agreement attached hereto as Exhibit A, with a conformed copy of the amended Loan Agreement attached hereto as Exhibit B.
SECTION 2.02.    Amendments to the Purchase Agreement.
(a)    In accordance with Section 10.1 of the Purchase Agreement, the Seller, the Depositor and the Depositor Loan Trustee agree that the Purchase Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Purchase Agreement attached hereto as Exhibit C, with a conformed copy of the amended Purchase Agreement attached hereto as Exhibit D.
(b)     All sales of Loans and Related Rights on or after the date hereof shall be subject to the terms of the Purchase Agreement, as amended by this Amendment. All sales of Loans and Related Rights prior to the date hereof shall remain subject to the terms of the Purchase Agreement, as in effect prior to the effectiveness of this Amendment.
SECTION 2.03.    Amendments to the Transfer Agreement.
(a)    In accordance with Section 8.1 of the Transfer Agreement, the Depositor, the Depositor Loan Trustee and the Borrower agree that the Transfer Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Transfer Agreement attached hereto as Exhibit E, with a conformed copy of the amended Transfer Agreement attached hereto as Exhibit F.
(b)    All sales of Loans and Related Rights on or after the date hereof shall be subject to the terms of the Transfer Agreement, as amended by this Amendment. All sales of Loans and

Related Rights prior to the date hereof shall remain subject to the terms of the Transfer Agreement, as in effect prior to the effectiveness of this Amendment.
ARTICLE III

REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. Each Oportun Entity hereby represents and warrants to the other parties hereto that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Oportun Entity in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and each of the Transaction Documents to which any Oportun Entity is a party, as amended hereby, constitute the legal, valid and binding obligation of such Oportun Entity, enforceable against such party in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing or shall result from the execution and delivery of this Amendment.
ARTICLE IV

MISCELLANEOUS
SECTION 4.01.    Ratification of Transaction Documents. As amended by this Amendment, each Transaction Documented amended hereby is in all respects ratified and confirmed, and each such Transaction Document, as amended by this Amendment, shall be read, taken and construed together with this Amendment as one and the same instrument.
SECTION 4.02.    Execution in Counterparts; Electronic Execution. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Each of the parties hereto agrees that this transaction may be conducted by electronic means. Any signature (including, without limitation, (x) any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and (y) any facsimile or .pdf signature) hereto or to any other certificate, agreement or document related to this transaction, and any contract formation or record-keeping, in each case, through electronic means, shall have the same legal validity and enforceability as a manually executed signature or use of a paper-

based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act, and the parties hereto hereby waive any objection to the contrary. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Oportun Entities, and none of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Collateral Agent, the Paying Agent, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
SECTION 4.04.    Rights of the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Collateral Agent, the Paying Agent, the Securities Intermediary and the Depositary Bank under the Loan Agreement shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW). EACH OF THE PARTIES TO THIS AMENDMENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Collateral Agent and the Paying Agent of an Officer’s Certificate of the Borrower stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(b)    receipt by the Collateral Agent and the Depositor Loan Trustee of an Officer’s Certificate of the Seller stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Collateral Agent, the Depositor Loan Trustee and the Owner Trustee of an Officer’s Certificate of the Depositor stating that the execution of this Amendment is authorized and permitted by the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(d)    receipt by the Collateral Agent, the Paying Agent, the Depositor Loan Trustee and the Owner Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Transaction Documents and all conditions precedent to the execution of this Amendment have been satisfied;
(e)    receipt by the Collateral Agent and the Paying Agent of the Consent, duly executed by each of the parties thereto;
(f)    receipt by the Lenders of a legal opinion of Orrick, Herrington & Sutcliffe LLP, counsel to the Oportun Entities, with respect to corporate matters and the enforceability of the Amendment;
(g)    receipt by the Lenders of a legal opinion by the Chief Legal Officer of the Seller as to non-contravention of material agreements with respect to the Seller;
(h)    receipt by the Lenders of a legal opinion of Greenberg Traurig, LLP, counsel to the Borrower, as to enforceability and Delaware law matters relating to the Borrower;
(i)    receipt by the parties hereto of counterparts of this Amendment, duly executed by each of the parties hereto; and
(j)    receipt by the Collateral Agent, the Paying Agent and the Lenders of such other instruments, documents, agreements and opinions reasonably requested by the Collateral Agent, the Paying Agent or any of the Lenders prior to the date hereof.
SECTION 4.07.    Limitation of Liability of Depositor Loan Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as depositor loan trustee (the “Depositor Loan Trustee”) for the benefit of the Depositor, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Depositor Loan Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Depositor Loan Trustee in its capacity as such, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Depositor Loan Trustee in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Depositor Loan Trustee or the Depositor or be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Depositor Loan Trustee or the Depositor under this Amendment or any other related document. Notwithstanding anything herein or in any Transaction Document to the contrary, it is acknowledged and agreed that, in connection with each of the Depositor Loan Trustee’s and delivery of this Amendment and the performance of its duties and exercise of its rights hereunder, it shall be entitled to all of its rights, benefits, protections, indemnities and immunities set forth in the Depositor Loan Trust Agreement and any other relevant Transaction Document.
SECTION 4.08.    Limitation of Liability of Owner Trustee. Notwithstanding anything herein or in any Transaction Document to the contrary, it is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Trust, National Association, not individually or personally but solely as owner trustee (the “Owner Trustee”) of the Borrower, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Borrower is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, National Association in its individual capacity, but made and intended for the purpose of binding only the Borrower, (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust, National Association, individually or personally, to perform any covenants, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) Wilmington Trust, National Association has made no investigation as to the accuracy or completeness of any representations and warranties made by the Borrower in this Amendment and (v) under no circumstances shall Wilmington Trust, National Association be personally liable for the payment of any indebtedness or expenses of the Borrower or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Borrower under this Amendment or any other related document.

(Signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.
OPORTUN PLW TRUST,
as Borrower

By: Wilmington Trust, National Association, not in its individual capacity, but solely as Owner Trustee of the Borrower

By: /s/ Gregory A. Marcum
Name: Gregory A. Marcum
Title: Assistant Vice President

OPORTUN, INC.,
as Seller

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Chief Financial Officer

OPORTUN PLW DEPOSITOR, LLC,
as Depositor

By: /s/ Jonathan Coblentz
Name: Jonathan Coblentz
Title: Treasurer

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Collateral Agent

By: /s/ Gregory A. Marcum
Name: Gregory A. Marcum
Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Paying Agent

By: /s/ Gregory A. Marcum
Name: Gregory A. Marcum
Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: /s/ Gregory A. Marcum
Name: Gregory A. Marcum
Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: /s/ Gregory A. Marcum
Name: Gregory A. Marcum
Title: Assistant Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity, but solely as the Depositor Loan Trustee

By: /s/ Gregory A. Marcum
Name: Gregory A. Marcum
Title: Assistant Vice President

GOLDMAN SACHS BANK USA,
as a Committed Lender

By: /s/ Charles Johnston
Name: Charles Johnston
Title: Managing Director

JEFFERIES FUNDING LLC,
as a Committed Lender

By: /s/ Michael Wade
Name: Michael Wade
Title: Managing Director

EXHIBIT A

Amendments to the Loan Agreement

(Attached)

CONFORMED COPY
As amended by the
Master Amendment to Transaction Documents,
dated as of November 22, 2024

LOAN AND SECURITY AGREEMENT
among
OPORTUN PLW TRUST,
as Borrower,
OPORTUN PLW DEPOSITOR, LLC,
as Depositor,
OPORTUN, INC.,
as Seller,
THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO,
as Lenders,
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Collateral Agent, Paying Agent, Securities Intermediary and Depositary Bank
dated as of September 8, 2021

“Class A Borrowing Base Shortfall” means, on any date of determination, the excess, if any, of (i) the Class A Loan Principal, over (ii) the Class A Borrowing Base Amount.
“Class A Deficiency Amount” has the meaning specified in Section 3.7(a).
“Class A Fee Letter” means the letter agreement, dated as of September 20, 2024, among the Borrower and the Class A Lenders as of such date, as the same may be amended or supplemented from time to time.
“Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Loans on the Closing Date, which was $350,224,000.
“Class A Lender” means a Lender with respect to a Class A Loan, as identified on Schedule I hereto.
“Class A Lender Interest Purchase Amount” has the meaning specified in Section 7.20(a).
“Class A Lender Interests” has the meaning specified in Section 7.20(a).
“Class A Loan Principal” means, on any date of determination and with respect to any Class A Loan, the outstanding principal amount of such Class A Loan.
“Class A Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.
“Class A Loans” means the loans funded by the Class A Advances made by the Class A Lenders.
“Class A Maximum Principal Amount” means $~~250,000,000~~350,000,000.
“Class A Monthly Interest” has the meaning specified in Section 3.7(a).
“Class A Unused Commitment” means, at any time, and with respect to any Class A Lender, an amount equal to (i) the Commitment of such Class A Lender at such time, minus (ii) the Class A Loan Principal of such Class A Lender’s Class A Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.
“Class A Unused Fee” has the meaning specified in the Class A Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing.

“Class B Loan Principal” means, on any date of determination and with respect to any Class B Loan, the outstanding principal amount of such Class B Loan.
“Class B Loan Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 3.10, the Alternative Rate), plus (ii) the Applicable Margin, plus, if applicable, (iii) (x) during the Amortization Period or if a Rapid Amortization Event has occurred (so long as an Event of Default has not occurred), 1.00%, or (y) if an Event of Default has occurred, 3.00%.
“Class B Loans” means the loans funded by the Class B Advances made by the Class B Lenders.
“Class B Maximum Principal Amount” means $~~56,452,000~~79,032,000.
“Class B Monthly Interest” has the meaning specified in Section 3.7(b).
“Class B Paydown Event” means the determination by a federal regulator that the Class B Loans, or any interest therein, constitute “ownership interests” in a “covered fund,” each as defined in the Volcker Rule.
“Class B Purchase Option” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Exercise Date” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Notice” has the meaning specified in Section 7.20(a). “Class B Purchase Option Period” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Termination Date” has the meaning specified in Section 7.20(a).
“Class B Purchase Option Trigger” has the meaning specified in Section 7.20(a).
“Class B Unused Commitment” means, at any time, and with respect to any Class B Lender, an amount equal to (i) the Commitment of such Class B Lender at such time, minus (ii) the Class B Loan Principal of such Class B Lender’s Class B Loan at such time; provided that, with respect to any Committed Lender with a related Bank Sponsored Lender, such Committed Lender and its related Bank Sponsored Lender will be considered together for purposes of this determination.
“Class B Unused Fee” has the meaning specified in the Class B Fee Letter, as notified by the Borrower to the Back-Up Servicer and the Servicer in writing.
“Closing” has the meaning specified in Section 3.1.
“Closing Date” means September 8, 2021.